2004 THIRD QUARTER REPORT

Message to Shareholders

We are pleased to provide the unaudited financial results of USA REIT Fund LLC for the third quarter ended September 30, 2004.  The Fund commenced operations on December 17, 2003 when it closed its initial public offering of $27.7 million and accordingly there are no comparative figures.  The following information provides an analysis of the operations and financial position of the Fund and it should be read in conjunction with the unaudited financial statements and accompanying notes.  All financial figures are in Canadian dollars unless otherwise noted.

Wind-up of the Fund

On September 27, 2004, a special resolution was approved by shareholders to liquidate, dissolve and wind-up the Fund.  The reasons for the wind-up were: (i) the shares of the Fund were thinly traded, (ii) as a closed-end fund registered under the United States Investment Company Act of 1940, the Fund's shares were not redeemable at the option of shareholders, and (iii) the shares generally traded below their net asset value.  In addition, recent regulatory initiatives in the United States will result in substantially increased costs to the Fund effective in October, 2004.

Upon the approval of the special resolution to wind-up the Fund, the manager and portfolio manager waived their rights to terminate their contracts and the portfolio manager was asked to liquidate the portfolio.  This was accomplished by October 13, 2004 and on October 20, 2004, a substantial liquidating dividend of $9.45 per share was declared to shareholders of record on October 29, 2004.  Prior to this dividend, the Fund paid cumulative monthly dividends of US $0.425 per share or an equivalent of $0.563 per share using exchange rates in effect at the time.  In total, shareholders would have received approximately $10.013 per share since the inception of the Fund.  An additional final distribution is possible should the Fund have any capital following the settlement of its remaining liabilities.

On October 27, 2004, the Fund's shares were de-listed from the Toronto Stock Exchange.

Net Asset Value

During the three and nine months ended September 30, 2004, the Fund's net asset value per share increased by $0.40 and $0.15 ,respectively.

	Three months	Nine months
	Per Share	Per Share

Net investment income	$0.03	$0.22
Net realized gains on investments, foreign currency transactions and forward contracts	0.18	0.20
Net change in unrealized gains on investments, foreign currency transactions and forward contracts	0.37	0.27
Results of operations	0.58	0.69
Less: dividends	(0.18)	(0.54)
Increase in net asset value	$0.40	$0.15

Liquidity and Capital Resources

As of September 30, 2004, the Fund had borrowed $8.0 million (US$6.35 million) under its credit facilities which represented 23.6% of total assets.  The Fund's borrowings consisted of a US$3.5 million 3 year term loan at an interest rate of 3.45% and a US$2.85 million loan based on the US prime rate.  The Fund repaid all borrowings under the term loan and prime loan following the liquidation of the investment portfolio in early October 2004.

The Fund's normal course issuer bid allowed it to purchase up to 267,000 common shares through January 22, 2005 for cancellation when shares trade below their net asset value. In such situations, purchases under the issuer bid are accretive to the net value of the Fund. A total of 78,500 common shares have been purchased since the bid was implemented at an average price of $8.88 per share.  No purchases were made during the quarter

Investment Portfolio

As of September 30, 2004, the Fund's portfolio included 40 REIT equity securities and 24 REIT preferred securities. Invesco Real Estate, the Fund's investment advisor, disposed of all securities in October, 2004 pursuant to the plan to wind-up the Fund.

Hedging Strategy

Immediately following the closing of its initial public offering, the Fund entered into foreign currency forward contracts to hedge its US currency position back to Canadian dollars.  At September 30, 2004, these contract had an unrealized gain of $1.1 million.  This appreciation has offset

USA REIT Fund LLC 1

the exchange losses on the Fund's US dollar assets. In addition to providing protection against currency exchange rate movements, the forward contracts allowed the Fund to realize a benefit equal to the interest rate differential between the US and Canada over the term of the contract.  Pursuant to the plan to wind-up the Fund, all forward contracts were closed-out in October 2004 and successfully achieved their objective of offsetting foreign exchange losses in the investment portfolio.

Tax Treatment of Dividends

On a monthly basis, the Fund determined the portion of the dividend that was taxable and subject to US withholding tax.  The Canada-United States Income Tax Treaty currently provides that the taxable portion of dividends paid by the Fund to a Canadian resident is generally subject to withholding tax at a rate of 15%. Investors receive a Canadian tax credit for the full amount of tax withheld.  Registered accounts, such as an RRSP or RRIF, are generally exempt from such withholding tax.

The liquidation dividend of $9.45 per share was characterized as a return of capital and should not normally attract withholding tax.  Monthly dividends prior to that were a combination of return of capital and income.  The tax allocations of each dividend are available at the Fund's website at  www.bromptongroup.com.

Dividend Reinvestment Plan

On October 15, 2004, the Fund terminated its Dividend Reinvestment Plan as a result of the plan to dissolve and wind-up the Fund.

Respectfully submitted on behalf of the Board,

Peter A. Braaten Chief Executive Officer	David E. Roode Chief Financial Officer

November 18, 2004

This quarterly report contains forward -looking information which involves know and unknown risks, uncertainties and other factors which may cause actual results to be materially different than the results expressed or implied by such forward-looking information. In evaluating the forward-looking information contain herein, readers should consider various factors, including those described in the Fund's prospectus and other documents filed with regulatory authorities. The Fund is not obligated to update or revise the forward-looking information contain herein to reflect new events or circumstances.
USA REIT Fund LLC 2

Statement of Assets and Liabilities (Unaudited)
(in Canadian dollars)

	September 30, 2004	Dec 31, 2003
Assets

Investments, at market value (cost 2004 - $32,439,195; 2003 - $30,101,283)	$32,538,386	$29,705,448
Dividends and interest receivable	275,384	171,246
Unrealized gain on forward contracts (note 7)	1,148,871	907,629
Deferred financing costs (note 8)	42,229	86,024
Total assets	$34,004,870	$30,870,347

Liabilities

Loans payable (note 8)	8,036,243	2,713,725
Amounts payable for investments purchased	-	1,864,646
Accrued organization and offering costs	-	680,000
Administration and investment advisory fees payable (note 5)	9,938	5,382
Accrued directors' fees and expenses	4,541	15,800
Accounts payable and accrued liabilities	320,183	176,257
Distributions payable (note 4)	153,280	70,299
Total liabilities	8,524,185	5,526,109

Net assets	$25,480,685	$25,344,238

Common shares outstanding (no par value, unlimited authorized) (note 3)	2,691,500	2,720,000

Net asset value per common share	$9.47	$9.32

Net assets consist of:
Paid-in capital	$24,195,753	$25,163,916
Accumulated net investment loss and capital gains dividends	(277,080)	(145,784)
Net realized gain (loss) on sale of investments and foreign currency transactions	34,660	(268,084)
Net realized gain on forward contracts	202,771	-
Unrealized gain (loss) on investments and foreign currency transactions	175,710	(313,439)
Unrealized gain on forward contracts	1,148,871	907,629
Net assets	$25,480,685	$25,344,238

The accompanying notes are an integral part of these financial statements.

USA REIT Fund LLC 3

Statement of Operations (Unaudited)
(in Canadian dollars)

	Three months ended	Nine Months ended
	Sept. 30, 2004	Sept. 30, 2004
Income
Dividend income	$482,342	$1,392,486
Interest income	1,005	7,723
	483,347	1,400,209
Expenses
Administration fee (note 5)	13,788	44,706
Investment advisory fee (note 5)	16,852	54,640
Liquidation, dissolution and wind-up	224,735	224,735
Legal and tax	5,041	55,013
Audit fee	7,561	22,520
Valuation fees	11,977	35,672
Custodian fees	4,041	12,034
Directors' fees and expenses	15,687	46,722
Reports to shareholders	6,122	18,232
Insurance	3,588	7,639
Other general and administrative	16,602	49,443
Interest and bank charges (note 8)	80,841	228,209
Total expenses	406,835	799,565

Net investment income	76,512	600,644
Net realized gain on forward contracts	287,586	202,771
Net realized gain on sale of investments and foreign currency transactions	198,650	302,744
Net change in unrealized gain on investments and foreign currency transactions	70,752	489,149
Net change in unrealized gain on forward contracts (note 7)	921,575	241,242
Net increase in net assets resulting from operations	$1,555,075	$1,836,550

Statement of Changes in Net Assets (Unaudited)
(in Canadian dollars)

			Period from
	Three months ended	Nine months ended	Dec 17, 2003* to
	Sept. 30, 2004	Sept. 30, 2004	Dec 31, 2003

Operations:
Net investment income	$76,512	$600,644	$(153,284)
Net realized gain on forward contracts	287,586	202,771	-
Net realized gain on sale of investments and foreign currency
transactions	198,650	302,744	(260,584)
Net change in unrealized gain on investments and foreign
currency transactions	70,752	489,149	(313,439)
Net change in unrealized gain on forward contracts (note 7 )	921,575	241,242	907,629
	$1,555,075	$1,836,550	$180,322

Shareholder transactions:
Proceeds from issuance of common shares, net (note 3)	-	461,250	25,035,256
Distributions to shareholders	(474,865)	(1,463,881)	(71,340)
Repurchase of common shares (note 3)	-	(697,472)	-
	(474,865)	(1,700,103)	24,963,916

Net increase in net assets	1,080,210	136,447	25,144,238
Net assets - beginning of period	24,400,475	25,344,238	200,000
Net assets - end of period	$25,480,685	$25,480,685	$25,344,238
* Commencement of operations.

The accompanying notes are an integral part of these financial statements

USA REIT Fund LLC 4

Statement of Cash Flows (Unaudited)
(in Canadian dollars)

	Three months ended	Nine months ended
	Sept. 30, 2004	Sept. 30, 2004

Cash flows from operating activities:
Results of operations	$1,555,075	$1,836,550
Adjustments to reconcile net cash used in operations:
Net realized gain on sale of investments and foreign currency transactions	(199,937)	(326,266)
Net change in unrealized gain on investments and foreign currency transactions	(94,977)	(559,647)
Net change in unrealized gain on forward contracts	(921,575)	(241,242)
Amortization of deferred financing costs	14,709	43,834
Decrease (increase) in dividends and interest receivable	14,875	(104,138)
Increase in administration and investment advisory fees payable	1,302	4,556
Increase (decrease) in accrued directors' fees and expenses	12,988	(11,259)
Increase in accounts payable and accrued liabilities	234,303	215,187
Decrease in accrued organization and offering costs	(365)	(680,000)
Purchase of investments (note 6)	(251,697)	(8,929,982)
Proceeds from sale of investments (note 6)	1,163,592	5,318,480
Return of capital	138,325	424,111
Cash provided by (used in) operating activities	1,666,618	(3,009,816)

Cash flows from financing activities:
Proceeds from issuance of common shares, net (note 3)	-	461,250
Increase (decrease) in loans payable	(267,401)	5,572,321
Deferred financing costs paid	-	(71,300)
Distributions paid to shareholders	(483,973)	(1,380,900)
Repurchase of common shares (note 3)	-	(697,472)
Cash provided by (used in) financing activities	(751,374)	3,883,899

Net increase in cash and short-term investments	915,244	874,083

Cash and short-term investments, beginning of period	53,304	94,465
Cash and short-term investments, end of period	$968,548	$968,548

Supplemental information:
Interest paid	$70,434	$177,495

The accompanying notes are an integral part of these financial statements.

USA REIT Fund LLC 5

Statement of Financial Highlights (Unaudited)
(in Canadian dollars)

	Three months ended	Nine months ended
Selected Per Common Share Data	Sept. 30, 2004	Sept. 30, 2004
Net assets - beginning of period	$9.07	$9.32

Operations:
Net investment income (2)	0.03	0.22
Net realized and unrealized gains from investments, foreign currency
transactions and forward contracts	0.55	0.47
Total from operations	0.58	0.69

Shareholder transactions:
Distributions	(0.18)	(0.54)

Net increase in net assets	0.40	0.15

Net assets - end of period	$9.47	$9.47
Market price - end of period	$9.00	$9.00

Total return (3)

Based on net asset value (%) (5)	6.34	1.39
Based on market price (%) (5)	11.15	(13.55)

Ratios and supplemental data
Net assets, end of period ($ millions)	25.5	25.5

Ratio of expenses to average net assets (%)(4)	3.88	3.86
Ratio of expenses including interest and bank charges to average net assets (%)(4)	2.62	2.66
Ratio of net investment income to average net assets (%) (5)	0.31	2.36
Asset coverage per $1,000 of loans payable	4,171	4,171
Portfolio turnover rate (%)	0.77	15.93
Average commission rate per share	0.013	0.015

  Beginning per share amount reflects the $10.00 initial public offering price net of agents' fees of 5.25% and offering costs of $547,244.
  Based on the weighted average common shares outstanding during the period.
  Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends.
  Annualized and includes administration, investment advisory, general and administrative expenses.
  Not annualized.

The accompanying notes are an integral part of these financial statements

USA REIT Fund LLC 6

Statement of Investments (Unaudited)
As at September 30, 2004

		Cost (USD)	Cost (CDN)	Market Value (USD)	Market Value (CDN)
No. of Units
993,113	Money Market Funds	$ 765,319	$ 993,113	$ 765,319	$ 968,548

No. of Shares	Common Stocks

	Apartments
7,600	AMLI Residential Properties Trust	203,415	269,520	232,180	293,835
8,100	Town & Country Trust	197,457	261,543	206,145	260,887
4,000	Gables Residential Trust	130,165	172,429	136,600	172,874
1,000	Mid-America Apartment Communities, Inc.	32,640	43,259	38,950	49,293
1,000	Apartment Investment & Management Company	32,715	43,068	34,780	44,015
		596,392	789,819	648,655	820,904

	Diversified
20,500	Colonial Properties Trust	794,261	1,056,013	824,510	1,043,459
36,700	Crescent Real Estate Equities Company	582,372	768,488	577,658	731,055
12,300	iStar Financial Inc.	467,231	622,076	507,129	641,797
5,800	Lexington Corporate Properties Trust	114,177	152,493	125,918	159,356
		1,958,041	2,599,070	2,035,215	2,575,667

	Freestanding
45,500	Commercial Net Lease Realty, Inc.	796,325	1,055,025	829,010	1,047,154
8,200	Getty Realty Corp.	200,589	270,482	215,004	272,098
4,100	U.S. Restaurant Properties, Inc.	62,587	82,392	69,249	87,638
		1,059,501	1,407,899	1,113,263	1,408,890

	Healthcare
30,300	Healthcare Realty Trust	1,061,130	1,407,174	1,182,912	1,497,034
48,000	Nationwide Health Properties, Inc.	868,988	1,151,156	996,000	1,260,488
32,600	Health Care Property Investors, Inc.	792,381	1,049,596	847,600	1,072,680
47,400	Senior Housing Properties Trust	787,435	1,043,540	844,668	1,068,970
18,900	Health Care REIT, Inc.	640,337	825,467	665,280	841,945
18,300	Omega Healthcare Investors, Inc.	157,188	207,888	196,908	249,197
2,700	Universal Health Realty Income Trust	75,511	101,650	81,810	103,535
		4,382,970	5,813,471	4,815,178	6,093,849

	Industrial Properties
18,200	First Industrial Realty Trust, Inc.	611,598	807,506	671,580	849,918

	Industrial/Office Properties
2,200	Liberty Property Trust	82,872	109,773	87,648	110,923

	Lodging-Resorts
13,900	Hospitality	574,186	761,323	590,611	747,448

	Office Properties
21,600	Arden Realty, Inc.	630,114	834,971	703,728	890,603
22,900	Maguire Properties, Inc.	505,044	669,755	556,699	704,530
12,500	Prentiss Properties Trust	393,462	521,490	450,000	569,498
9,200	Mack-Cali Realty Corporation	370,741	491,083	407,560	515,788
19,400	Glenborough Realty Trust, Inc.	356,558	473,253	402,938	509,938
14,400	Equity Office Properties Trust	402,974	533,924	392,400	496,602
26,600	HRPT Properties Trust	264,679	350,705	292,334	369,963
10,000	Brandywine Realty Trust	270,942	358,983	284,800	360,429
5,700	Highwoods Properties, Inc.	135,671	179,647	140,277	177,528
4,200	Carr America Realty Corporation	125,717	166,486	137,340	173,811
		3,455,902	4,580,297	3,768,076	4,768,690

	Regional Malls
15,300	Glimcher Realty Trust	327,431	434,089	371,790	470,519

	Self-Storage Facilities
19,100	Public Storage, Inc. Class A	562,425	745,664	538,620	681,651
6,200	Sovran Self Storage, Inc.	215,919	286,202	242,916	307,422
		778,344	1,031,866	781,539	989,073

	Shopping Centers
23,300	Heritage Property Investment Trust, Inc.	658,065	872,087	679,661	860,145
21,500	New Plan Excel Realty Trust	529,424	701,615	537,500	680,233
7,600	Ramco-Gershenson Properties Trust	194,963	260,110	205,808	260,460
		1,382,452	1,833,812	1,422,969	1,800,838

	Specialty Properties
2,100	Entertainment Properties Trust	73,725	99,270	79,380	100,459
5,200	American Financial Realty Trust	73,256	98,622	73,372	92,856
		146,981	197,892	152,752	193,315

	Total Common Stocks	$ 15,356,670	$ 20,366,817	$ 16,459,273	$ 20,830,034

The accompanying notes are an integral part of these financial statements.

USA REIT Fund LLC 7

Statement of Investments continued (Unaudited)
As at September 30, 2004

		Cost	Cost	Market Value	Market Value
		(USD)	(CDN)	(US)	(CDN)
No. of Shares	Preferred Stocks
	Apartments
10,000	Apartment Investment & Management Co. - Series T, 8%	$258,000	$330,962	$249,300	$315,502
8,000	Mid-America Apartment Communities, Inc. - Series H, 8.3%	212,400	279,051	206,160	260,906
1,100	Mid-America Apartment Communities, Inc. - Series H, 9.25%	29,975	38,375	30,140	38,143
		500,375	648,388	485,600	614,551
	Diversified
8,000	Crescent Real Estate Equities Company - Series B, 9.5%	222,560	294,725	217,600	275,384
	Industrial/Office Properties
4,200	Bedford Property Investors, Inc. Series B, 7.625%	105,000	137,719	107,100	135,540
	Lodging/Resorts
40,000	Innkeepers USA Trust - Series C, 8%	1,000,000	1,330,300	1,012,000	1,280,737
40,000	Winston Hotels, Inc. - Series B, 8%	1,000,000	1,300,350	996,000	1,260,488
4,800	Hospitality Properties Trust - Series B, 8.875%	132,768	169,976	131,040	165,837
3,000	Lasalle Hotel Properties - Series A, 10.25%	86,400	114,415	83,700	105,927
		2,219,168	2,915,041	2,222,740	2,812,989
	Manufactured Homes
8,000	Affordable Residential Communities Inc. - Series A, 8.25%	200,000	263,940	204,080	258,273
	Office Properties
40,000	Maguire Properties, Inc. - Series A, 7.625%	1,000,000	1,297,650	996,000	1,260,488
8,000	HRPT Properties Trust - Series A, 9.875%	224,400	297,162	218,240	276,194
8,000	CRT Properties, Inc. - Series A, 8.5%	217,520	288,051	210,800	266,778
3,000	Alexandria Real Estate Equities, Inc. - Series B, 9.1%	84,526	111,934	81,060	102,585
		1,526,446	1,994,797	1,506,100	1,906,045
	Regional Malls
44,900	Glimcher Realty Trust - Series G, 8.125%	1,124,362	1,467,604	1,142,705	1,446,150
12,000	Glimcher Realty Trust - Series F, 8.75%	322,800	427,468	317,880	402,293
8,000	The Mills Corporation - Series C, 9%	220,800	292,394	220,000	278,421
8,000	The Mills Corporation - Series B, 9%	222,400	282,593	217,440	275,181
7,000	The Mills Corporation - Series E, 8.75%	190,400	252,137	189,000	239,189
3,000	CBL & Associates Properties, Inc. - Series B, 8.75%	165,150	218,700	161,250	204,070
		2,245,912	2,940,896	2,248,275	2,845,304
	Shopping Centers
40,000	Kramont Realty Trust - Series E, 8.25%	1,000,000	1,311,400	1,062,800	1,345,027
5,000	Federal Realty Investment Trust - Series F, 8.6%	134,250	177,781	134,000	169,583
3,000	Federal Realty Investment Trust - Series B, 8.5%	82,350	109,052	81,180	102,737
		1,216,600	1,598,233	1,277,980	1,617,347
	Specialty Properties
8,000	Entertainment Properties Trust - Series A, 9.50%	221,582	285,926	216,800	274,371
	Total Preferred Stocks	8,457,643	11,079,265	8,486,275	10,739,804
	Total	$24,579,632	$32,439,195	$25,710,867	$32,538,386

The accompanying notes are an integral part of these financial statements.

USA REIT Fund LLC 8

Notes to the Financial Statements
September 30, 2004 (Unaudited)

1. OPERATIONS

USA REIT Fund LLC (the "Fund") is a limited liability company organized under the laws of the State of Delaware on September 4, 2003 and is registered under the United States Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. Administration of the Fund is provided by Brompton Capital Advisors Inc. (the "Administrator") and INVESCO Real Estate is the Investment Advisor. The Fund was listed on the Toronto Stock Exchange and commenced operations on December 17, 2003 when it issued 2,700,000 common shares at per  unit through an initial public offering.  On January 16, 2004, the Fund completed the issuance of an additional 50,000 common shares at a price of $10.00 pursuant to the exercise of the over-allotment option granted to the agents.  The investment objectives of the Fund are to provide shareholders with regular cash distributions and to achieve appreciation in the net asset value per share by investing in a portfolio of securities of US real estate investment trusts.

2. SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance which accounting principles generally accepted in the United States of America which require the use of certain estimates. Actual results could differ from these estimates.  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  All figures are in Canadian dollars unless otherwise noted.

a)    Valuation of Investments
The Fund's investments are presented at market value.  Investments that are publicly traded are valued at their closing price.  If a closing price is not available, these investments are valued using an average of the latest bid and ask prices.  Short-term investments  having remaining maturities of 60 days or less are stated at amortized cost which approximates their market value.

b)    Investment Transactions and Income Recognition
Investment transactions are recorded on trade date and any realized gains or losses are recognized on the basis of specific identification of the securities sold. Interest income is recognized realized gains (losses) on sale of investments include net realized gains or losses from foreign currency changes.

c)    Foreign Currency Forward Contracts
The Fund may enter into foreign currency forward contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates.  The contract is marked-to-market and the change in market value is recorded as an unrealized gain or loss.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

d)    Income Taxes
The Fund intends to comply with the requirements of Sub-chapter M of the United States of America Internal Revenue Code necessary to qualify as a regulated investment company and, as such, should not be subject to U.S. federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.  Accordingly, no income tax provision has been recorded.

e)    Foreign Exchange
The market value of investments and other assets and liabilities that are denominated in foreign currencies are translated in Canadian dollars at the rate of exchange on each valuation date.  Unrealized gains and losses on investments include changes in foreign currencies. Purchases and sales of investments and income derived from investments are translated at the rate of exchange prevailing on the respective dates of such transactions.

f)    Organization and Offering Costs
Costs incurred in connection with the organization of the Fund were expensed and costs incurred in connection with the offering of common shares were charged directly to paid-in capital.  An affiliate of the Administrator is responsible for offering costs which in combination with organization expenses, exceed 2.5% of gross proceeds raised by the Fund.

g)    Fair Value of Financial Instruments
The fair value of the Fund's financial instruments, which are composed of dividends and interest receivable, accrued organization and offering costs, administration and investment advisory fees payable, accrued directors' fees and expenses, accounts payable and accrued liabilities, distributions payable and loans payable approximate their carrying values.

USA REIT Fund  9

Notes to the Financial Statements
September 30, 2004 (Unaudited)

3. SHARE INFORMATION

Authorized

The Fund is authorized to issue an unlimited number of transferable, no par value common shares.  Each common share entitles the holder to one vote and to participate equally with respect to any and all distributions made by the Fund.

Issued

	For the three months ended		For the nine months ended
	Sept. 30, 2004		Sept. 30, 2004
	Number of		Number of
	Shares	Amount	Shares	Amount
Shares - beginning of period	2,691,500	$ 24,999,034	2,720,000	$ 25,235,256
Over-allotment granted pursuant to initial public offering, net	-	-	50,000	461,250
Shares repurchased pursuant to normal course issuer bid	-	-	(78,500)	(697,472)
Shares - end of period	2,691,500	$ 24,999,034	2,691,500	$ 24,999,034

On November 26, 2003, the Fund issued 20,000 common shares to an affiliate of the Administrator for proceeds of $200,000.

 On December 17, 2003, the Fund completed its initial public and offering of 2,700,000 shares at a price of $10.00 for proceeds, net of agents' fees and offering costs, of $25,035,256.

On January 16, 2004, the Fund completed the issuance of an additional 50,000 common shares at a price of $10.00 for proceeds, net of agents' fees and offering costs of $461,250.

The Fund received approval from the TSX to undertake a normal course issuer bid program for the period from January 23, 2004 through to  January 22, 2005. Pursuant to the issuer bid, the Fund can purchase up to 267,000 of its common shares for cancellation when the net asset value per unit exceeds its trading price. During the three months and nine months ended September 30, 2004, no common shares and 78,500 common shares were purchased for cancellation at an average price of $nil and $8.88, respectively.

The weighted average number of common shares outstanding for the nine months ended September 30, 2004 was 2,719,927.

4. DISTRIBUTIONS PAYABLE TO SHAREHOLDERS

Distributions are made on a monthly basis to shareholders of record on the last business day of each month.  The distributions are payable no later than the tenth business day of the following month.  For the three and nine months ended September 30, 2004, the Fund declared total distributions of $0.18 (US$0.135) and $0.54 (US$0.405) per share.

Pursuant to the Fund's distribution reinvestment plan, shareholders may elect to reinvest monthly distributions in additional shares of the Fund.

5. ADMINISTRATION, INVESTMENT ADVISORY AND DIRECTORS' FEES

Pursuant to an administration agreement, the Administrator provides administrative services to the Fund, for which it is paid a fee based on the net asset value of the Fund. If the net asset value exceeds $55 million, the Administrator will receive an annual fee equal to the sum of: (i) 0.30% of the net asset value for the first $10 million; (ii) 0.40% of the net asset value on the next $10 million; and (iii) 0.50% of the net asset value above $20 million. If the net asset value is less than $55 million, the Administrator will receive an annual fee equal to 45% of 1.10% of the net asset value which will be reduced by 0.014% of the net asset value for each $1 million of net asset value below $55 million and further reduced by 0.055% of the net asset value for each $1 million of net asset value below $30 million.

Pursuant to an investment advisory agreement, the Investment Advisor is authorized to invest, reinvest and manage the investments of the Fund in accordance with the investment objectives and subject to the investment restrictions as described in the prospectus of the Fund, for which it is paid a fee based on the net assets of the Fund. If the net asset value exceeds $55 million, the Investment Advisor will receive an annual fee equal to the sum of: (i) 0.80% of the net asset value for the first $10 million; (ii) 0.70% of the net asset value on the next $10 million; and (iii) 0.60% of the net asset value above $20 million. If the net asset value is less than $55 million, the Investment Advisor will receive an annual fee equal to 55% of 1.10% of the net asset value which will be reduced by 0.014% of the net asset value for each $1 million of net asset value below $55 million and further reduced by 0.055% of the net asset value for each $1 million of net asset value below $30 million.

The Fund has agreed to pay each of the independent directors of the Fund an annual fee of US$16,000.

USA REIT Fund  10

Notes to the Financial Statements
September 30, 2004 (Unaudited)

6. INVESTMENT TRANSACTIONS

Investment transactions (other than short-term securities) for the three and nine months ended September 30, 2004 are as follows:

	For the three months ended	For the nine months ended
	Sept. 30, 2004	Sept. 30, 2004
Proceeds from sale of investments	$ 1,163,592	$ 5,318,480

Less cost of investments sold:
Investments at cost - beginning of period	32,514,494	30,005,872
Investments purchased during the period	251,697	7,065,336
Return of capital	(138,325)	(424,111)
Investments at cost - end of period	(31,446,082)	(31,446,082)
Cost of investments sold during the period	1,181,784	5,201,015
Net realized gain (loss) on sale $ of investments	$ (18,192)	$ 117,465

Brokerage commissions on investments purchased and sold during the period ended September 30, 2004 amounted to $5,243.

At September 30, 2004, the cost for US federal income tax purposes was $31,446,082 and the net unrealized gain for all securities was $123,756. This gain consisted of an aggregate gross unrealized gain for all securities in which there was an excess of market value over tax cost  of $720,299 and an aggregate gross unrealized loss for all securities in which there was an excess of tax cost over market value of $596,543.

7. FOREIGN CURRENCY FORWARD CONTRACTS

The Fund uses foreign currency forward contracts to hedge foreign exchange risks associated with its US dollar investment portfolio and future cash flow.

At September 30, 2004, the Fund has entered into the following currency forward contracts with a Canadian chartered bank:

Canadian Dollars			Unrealized
Purchased	US Dollars Sold	Delivery Date	Gain (Loss)
6,061,293	4,720,000	October 22, 2004	$86,919
157,310	120,000	November 22, 2004	5,357
157,414	120,000	December 22, 2004	5,390
157,505	120,000	January 24, 2005	5,410
161,976	120,000	February 24, 2005	9,816
160,536	120,000	March 24, 2005	8,318
163,932	120,000	April 22, 2005	11,656
165,960	120,000	May 24, 2005	13,621
156,768	115,000	June 22, 2005	10,721
152,087	115,000	July 22, 2005	5,983
19,785,600	14,400,000	December 17, 2008	985,680
			$1,148,871

The obligations of the Fund under these forward contracts are secured by a first-ranking security interest over all of the Fund's assets in connection with the Fund's credit agreement (note 8).

USA REIT Fund  11

Notes to the Financial Statements
September 30, 2004 (Unaudited)

8. LOANS PAYABLE

Pursuant to a credit agreement with the US agency of a Canadian chartered bank, the Fund has a US dollar 364-day renewable revolving operating line of credit ("Revolver") and a US dollar three year non-revolving term credit facility ("Term Credit Facility") maturing on December 19, 2006. The Revolver provides for maximum borrowings of US $4.0 million at either the US prime rate of interest or the LIBOR rate plus a fixed percentage. At September 30, 2004, the Fund had a US prime loan in the amount of US$2.85 million under this facility. The Term Credit Facility provides for maximum borrowings of US$3.5 million. At September 30, 2004, the Term Credit Facility was fully drawn bearing interest at 3.45% which is fixed for the balance of the term. All of the Fund's assets have been pledged as collateral for amounts borrowed under the credit facilities and the lender has first charge over the assets. The credit agreement requires that the Fund maintain an asset coverage ratio of 3.0:1 at all times.

Costs incurred to establish the credit facilities are deferred and amortized over the term of the facilities. For the three months ended September 30, 2004, the Fund has recorded amortization of these costs in the amounts of $14,709 and $43,834 respectively. The credit facilities are used by the Fund to purchase additional investments and for general Fund purposes. The average borrowings during the period were $7,938,974 (US$5,966,277) and the average interest rate was 3.07%.

9. SUBSEQUENT EVENT

Pursuant to a special resolution passed by shareholders on September 27, 2004 to liquidate, dissolve and wind-up the Fund, portfolio investments and hedging instruments were liquidated following quarter-end.  all borrowings under the credit facility were repaid and on October 20, 2004 a substantial liquidating dividend of $9.45 per share was declared to shareholders of record on October 29, 2004.  As a result of this dividend, the Fund's shares were de-listed from the Toronto Stock Exchange on October 27, 2004.

USA REIT Fund  12

Corporate Information

Directors & Officers:

Peter A. Braaten
Director & President and CEO

Sharon H. Sallows*
Chairman of the Board, Director

W. Andrew Krusen, Jr.*
Director

David E. Roode
Chief Financial Officer & Corporate Secretary

*Member of Audit and Corporate Governance

USA REIT Fund LLC
425 Walnut Street
Cincinnati, Ohio 45202
USA

Brompton Capital Advisors Inc., the Administrator
Suite 2930, P.O. Box 793
Bay Wellington Tower, BCE Place
181 Bay Street
Toronto, Ontario
M5J 2T3

Phone: 416-642-6000
Toll Free: 1-866-642-6001
Fax: 416-642-6001